UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

_________________________

F&M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia	000-13273	54-1280811
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 1111

Timberville, Virginia 22853

(540) 896-8941

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2023, the Board of Directors of F&M Bank Corp. (the “Company”) appointed Aubrey Michael (Mike) Wilkerson as Chief Executive Officer of the Company and its wholly-owned subsidiary, Farmers & Merchants Bank (“F&M Bank”) and Barton E. Black as President of the Company and F&M Bank, both effective April 10, 2023. Mr. Wilkerson also has been appointed to the Board of Directors of the Company and F&M Bank, effective April 10, 2023. Mr. Wilkerson previously served as Executive Vice President/Chief Lending Officer, and Mr. Black previously served as Executive Vice President/Chief Operating Officer of the Company and F&M Bank. They succeed Mark C. Hanna, whose separation from the Company and resignation as a director is effective April 10, 2023. Mr. Hanna served as President and Chief Executive Officer of the Company and F&M Bank.

Mr. Wilkerson, age 64, has served as Executive Vice President/Chief Lending Officer since January 2022, and Executive Vice President/Chief Strategy Officer and Northern Shenandoah Valley Market Executive since January 2021. Mr. Wilkerson began his banking career at Wachovia Bank on January 4, 1982. Mr. Wilkerson’s banking includes experience in Dealer Financial Services, Retail Banking, Private Banking, Commercial Banking and senior strategic leadership positions. From 2012 to 2018, Mr. Wilkerson was the Business Banking Division Executive for Virginia, Maryland & Washington DC at Wachovia. Most recently, Mr. Wilkerson served as the Commercial Banking Market Executive from 2018 through 2020 for Western Mid-Atlantic Region at Wells Fargo.

Mr. Black, age 52, has served as the Executive Vice President/Chief Operating Officer of the Company and F&M Bank since June 2020. Prior to that he served as Executive Vice President/Chief Strategy & Risk Officer March 2019 to May 2020. Prior to joining the Company, he served as Managing Director at Strategic Risk Associates, a financial services consulting company based in Virginia, from August 2012 through February 2019.

In connection with his departure, Mr. Hanna will be entitled to receive compensation and benefits in accordance with Section 5(d) of his employment agreement, dated as of December 30, 2020, and filed as Exhibit 10.1 to F&M Bank Corp.’s Current Report on Form 8-K, filed January 6, 2021.

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A press release announcing the management transition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated April 10, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

	By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President and Chief Financial Officer
Date: April 10, 2023

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